UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              WASHINGTON, DC 20549


                                    FORM 8-K


                                 CURRENT REPORT
   PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES AND EXCHANGE ACT OF 1934


         Date of Report (Date of earliest reported event): June 25, 2004


                                    YP CORP.
               (Exact name of registrant as specified in charter)


             NEVADA                   000-24217                 85-0206668
(State  or  other  jurisdiction      (Commission              (IRS  Employer
       of  Incorporation)            File  Number)          Identification  No.)


4840 EAST JASMINE STREET, SUITE 105, MESA, ARIZONA                   85205
   (Address  of  principal  executive  offices)                   (Zip Code)


       Registrant's telephone number, including area code:  (480) 654-9646

                                  YP.NET, INC.
                                  (former name)


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
ITEM 7.  EXHIBITS.

EXHIBIT NO.  ITEM
-----------  ----------------------------------------
99.1         Press Release titled "YP Corp. Announces
             Conclusion of MAR & Associates
             Relationship."
-----------  ----------------------------------------


ITEM 9.  REGULATION FD DISCLOSURE

     On June 25, 2004, YP Corp. ("YP") announced that its relationship with MAR & Associates, Inc. had concluded and that YP was in the process of naming a replacement for the CFO role. A copy of the press release is attached to this report as Exhibit 99.1.

     This information is being disclosed pursuant to Regulation FD. Accordingly, the information in this Form 8-K and the Exhibit attached hereto shall not be deemed "filed" for purposes of Section 18 of the Securities Act of 1934, nor shall it be deemed incorporated by reference in any filing under the Securities Act of 1934, except as shall be expressly set forth by specific reference in such filing.


                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            YP CORP.


Date: June 28, 2004                         /s/ PETER BERGMANN
                                            ------------------------------
                                            Peter  Bergman,
                                            Chief Executive Officer


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